UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported):               April 3, 2003
                                                                -------------



                        SCHNITZER STEEL INDUSTRIES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         OREGON                        0-22496            93-0341923
 -------------------------------------------------------------------------------
(State or other jurisdiction         (Commission        (IRS Employer
    of incorporation)                File Number)       Identification No.)


        3200 N.W. Yeon Ave.
        P.O. Box  10047
        Portland, OR                                          97296-0047
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number including area code:   (503) 224-9900
                                                     --------------


                                    NO CHANGE
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 9.  Regulation FD Disclosure

     On April 3, 2003, Schnitzer Steel Industries, Inc. issued a press release announcing financial results for the quarter and six months ended February 28, 2003. A copy of this press release is being furnished as an exhibit to this report on Form 8-K. The information contained in this report on Form 8-K is being furnished to the U.S. Securities and Exchange Commission (the "Commission") pursuant to Item 12 under Item 9 of Form 8-K as directed by the Commission in Release No. 34-47583.

Item 7.  Financial Statements and Exhibits

Exhibit
Number       Exhibit Title
-------      -------------
99.1         Press release dated April 3, 2003, along with financial highlights, consolidated statement of income and selected operating statistics.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         SCHNITZER STEEL INDUSTRIES, INC.
                                         (Registrant)










Date:  April 3, 2003                     By:/s/Barry A. Rosen
     -----------------------                --------------------
                                            Barry A. Rosen
                                            Vice President, Finance and
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number       Exhibit Title
------       -------------
99.1         Press release dated April 3, 2003, along with financial highlights, consolidated statement of income and selected operating statistics.